Semiannual Report

Value
Fund

June 30, 2000

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Value Fund

o First-half volatility ended with the major stock market indices down slightly, and growth stocks beating value stocks.

o Fund results were in line with the S&P 500 and the Lipper average, and we were pleased that the fund held up well during the spring sell-off in technology stocks.

o We made several significant purchases of sound companies whose share prices were cut in half during the period.

o Value stocks remain inexpensive compared with the broad market, and we are optimistic about their potential for growth as reality returns to the stock market.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

We began the year with modest expectations for stocks due to the unsustainable strength of the equity market in 1999, the stretched valuations for share prices, and the tighter Fed monetary policy. Despite the market's extreme volatility in the first half, with stocks first soaring then falling back to earth, the broad indices ended only slightly lower. In a generally challenging environment, value stocks and your fund posted a slim loss for the six-month period.

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 6/30/00                      6 Months            12 Months
     ---------------------------------------------------------------------------

     Value Fund                                   -0.80%               -9.49%

     S&P 500                                      -0.43                 7.24

     Lipper Multi-Cap Value
     Funds Average                                -0.47                -3.99

As shown in the Performance Comparison table, your fund declined by 0.80% in the first six months, roughly in line with the unmanaged Standard & Poor's 500 Stock Index and the Lipper average for similar funds. The fund enjoyed a slightly positive return in the first quarter, and while it slipped a bit in the second quarter, we were pleased to see the fund do relatively well during the sharp correction in the spring. Overall, the fund's value orientation continued to hamper investment returns during the past year, as investors favored the riskier stocks of companies with little or no earnings over value stocks with histories of earnings growth and sound fundamentals. In recent months, however, a welcome dose of reality seems to have returned to the stock market, which bodes well for our style of investing if the trend continues.

The year began with a continuation of the pattern that characterized the stock market through most of last year. In the first quarter, the technology-heavy Nasdaq Composite led the way as the more aggressive market sectors provided the strongest performance. In April and May, those stocks experienced a sudden and sharp decline, and traditional value stocks provided better relative performance. In June the market underwent another reversal in sentiment, with growth stocks rebounding from their spring decline. By the end of the second quarter the S&P 500, the Dow Jones Industrial Average, and the Nasdaq Composite had all posted losses. Within these indices, growth stocks generally fared better than value stocks, and smaller and mid-cap shares outperformed the largest-cap stocks.


PORTFOLIO REVIEW

Our investment strategy is to invest in companies we determine to be undervalued in terms of price/earnings, price/cash flow, price/sales, price/asset value or replacement cost, and other measures of value. Many of our holdings are contrarian in nature in that they normally have been out of favor with investors for one reason or another and, as a result, their share prices have been beaten down to levels we believe are unrealistically low.

Sector Diversification
--------------------------------------------------------------------------------

     Consumer Nondurables                                               15
     Financial                                                          18
     Consumer Services                                                  16
     Technology                                                          9
     Business Services & Transportation                                 10
     Proces Industries                                                   7
     Energy                                                              6
     Reserves and Other                                                 19

     Based on net assets as of 6/30/00

The strategy we followed during the period was to invest in good companies after the sell-off. Equity investors not only have high expectations for future returns, but also little tolerance for any disappointing news affecting their investments. What else could explain the recent collapse in stocks like Honeywell International? It dropped about 50% after announcing slowing earnings growth-not losses, but slower growth in profitability. Many small technology and Internet companies have fared even worse. Imagine what would happen in a more difficult economic environment.

In this climate we capitalized on the significant price declines in several stocks to make new investments. Our experience suggests that investing in strong companies after they lose half their value is often rewarding. This was the reason for new purchases we made in Rockwell International, Gillette, AT&T, and Honeywell. Rockwell is the classic value stock. Having declined substantially in price, the stock sold for 10 times earnings and sported a dividend yield of 3%-an attractive valuation for a leading manufacturing company. The other companies listed in the Major Portfolio Changes table following this letter share the common characteristics of recent price weakness, strong market position, and attractive valuations.

Most of the portfolio sales listed in the table were of successful investments whose valuations reached unattractive levels as their share prices rose. Two holdings, US West and Travelers Property Casualty, were takeover targets.

Among the stocks that helped fund performance were American Home Products, 3Com, Ford, Starwood Hotels & Resorts Worldwide, and Seagram. Investments that hurt performance in the first half were in many cases cyclical in orientation. Among our laggards, concern over the Fed's tightening moves led to weakness in many commodity and manufacturing companies such as Phelps Dodge and Dana.

Our holdings sell at a substantial discount to the overall market. Our historical approach has been to invest in companies selling at relatively low price/earnings ratios with attractive dividend yields and other compelling valuation characteristics. Compared with the broad market, at the end of June we had a portfolio of undervalued companies with good prospects over the next few years.


OUTLOOK

After the shakeout of the past six months, the market ended up treading water as investors digested a series of tightening moves by the Fed aimed at slowing the pace of economic growth. In earlier reports we discussed the de-linkage between stock prices and the earnings and dividend growth that normally support them, since share prices have risen at a faster pace in recent years. This gap began to close modestly during the first half of the year, with earnings and dividend growth moving ahead while stocks declined in value. Despite the improved performance of value stocks discussed earlier, they remain very inexpensive relative to growth shares. If history is any guide, true value tends to reassert itself over time. The fund holds investments in many companies with inexpensive valuations, thanks to the contrary investor sentiment of recent years. We believe our portfolio comprises stocks that offer a good combination of solid return potential and relatively low downside risk.

As always, we appreciate your confidence in T. Rowe Price and your continued support.

Respectfully submitted,

Brian C. Rogers
President and Chairman of the Investment Advisory Committee

July 21, 2000


Advisor Share Class Created
--------------------------------------------------------------------------------

T. Rowe Price has introduced a new class of shares for certain funds, including this one. The new Advisor Class shares will be sold exclusively by financial intermediaries, such as brokers and financial advisers, and will enhance our ability to reach a new group of investors through this expanding channel. Since the new share class has a modest 12b-1 fee (a distribution fee paid to the sales intermediary), its performance will likely vary somewhat from your fund shares even though both invest in the same portfolio.

We want to emphasize that the new class will have no impact whatsoever on your investment in the fund or on the returns provided to you by the fund. The daily net asset value and expenses for the existing shares and the Advisor Class shares are calculated separately. In due course, you will see the Advisor Class share prices listed in newspapers and other print and electronic media. Certain expenses associated with the Advisor Class shares will be itemized in financial statements in your fund's shareholder reports.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                   6/30/00
     ---------------------------------------------------------------------------

     Hartford Financial Services Group                                 1.7%

     Lockheed Martin                                                   1.6

     Great Lakes Chemical                                              1.6

     Starwood Hotels & Resorts Worldwide                               1.6

     Aetna                                                             1.5
     ---------------------------------------------------------------------------

     Hillenbrand Industries                                            1.5

     Comcast                                                           1.5

     Black & Decker                                                    1.4

     American Home Products                                            1.4

     Sprint                                                            1.4
     ---------------------------------------------------------------------------

     Gillette                                                          1.4

     Safeway                                                           1.4

     Cabot                                                             1.3

     Amerada Hess                                                      1.3

     Stanley Works                                                     1.3
     ---------------------------------------------------------------------------

     BP Amoco                                                          1.3

     Loews                                                             1.2

     Seagram                                                           1.2

     Delta                                                             1.2

     Honeywell International                                           1.2
     ---------------------------------------------------------------------------

     Washington Mutual                                                 1.2

     Aon                                                               1.2

     Becton, Dickinson                                                 1.2

     PartnerRe                                                         1.2

     Ceridian                                                          1.2
     ---------------------------------------------------------------------------

     Total                                                            34.0%

     Note: Table excludes reserves.


T. Rowe Price Value Fund

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

(Listed in descending order of size)

6 Months Ended 6/30/00

Ten Largest Purchases
--------------------------------------------------------------------------------

Rockwell International*

Gillette*

Comcast*

AT&T*

Honeywell International

Cabot*

Becton, Dickinson*

Textron*

BMC Software*

Tricon Global Restaurants*


Ten Largest Sales
--------------------------------------------------------------------------------

News Corporation**

Boeing**

US West**

3Com**

Martin Marietta Materials**

Telebras**

Champion International**

Cytec Industries**

Hewlett-Packard**

Travelers Property Casualty**

 *  Position added
**  Position eliminated


T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Value Fund
     ---------------------------------------------------------------------------

     As of 6/30/00

                                       Lipper
                  S&P 500              Multi-Cap Value
                  Index                Funds Average        Value Fund

9/30/94           10,000               10,000               10,000
6/95              12,019               11,514               12,723
6/96              15,144               14,146               16,413
6/97              20,399               18,263               21,713
6/98              26,552               22,613               25,989
6/99              32,595               25,914               30,615
6/00              34,956               22,824               27,710

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
     Periods Ended 6/30/00     1 Year   3 Years   5 Years   Inception       Date
     ---------------------------------------------------------------------------

     Value Fund                -9.49%     8.47%    16.84%       19.40    9/30/94

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Value shares

                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE

Beginning of period  $  17.50  $  18.31  $  18.24  $  15.76  $  13.21  $  10.24

Investment activities
 Net investment
 income (loss)           0.12      0.22      0.19      0.21      0.27*     0.27*
 Net realized and
 unrealized gain(loss)  (0.26)     1.38      1.04      4.31      3.45      3.78

 Total from
 investment
 activities             (0.14)     1.60      1.23      4.52      3.72      4.05

Distributions
 Net investment income   --       (0.21)    (0.20)    (0.21)    (0.26)    (0.26)
 Net realized gain       --       (2.20)    (0.96)    (1.83)    (0.91)    (0.82)

 Total distributions     --       (2.41)    (1.16)    (2.04)    (1.17)    (1.08)

NET ASSET VALUE
End of period        $  17.36  $  17.50  $  18.31  $  18.24  $  15.76  $  13.21
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)  (0.80)%    9.16%     6.85%    29.25%    28.51%*   39.85%*

Ratio of total
expenses to average
 net assets             0.93%!    0.92%     0.98%     1.05%     1.10%*    1.10%*

Ratio of net investment
income (loss) to average
net assets              1.45%!    1.14%     1.06%     1.26%     1.71%*    2.03%*

Portfolio turnover
rate                    65.3%!    67.8%     72.1%     67.2%     68.0%     89.7%

Net assets,
end of period
(in thousands)       $831,398  $851,419  $774,514  $546,375  $197,846   $46,582

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        * Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.
        !  Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Value Advisor Class shares

                                                                   3/31/00
                                                                   Through
                                                                   6/30/00

     NET ASSET VALUE

     Beginning of period                                        $    17.57

     Investment activities
       Net investment income (loss)                                   0.07
       Net realized and
       unrealized gain (loss)                                        (0.27)

       Total from
       investment activities                                         (0.20)

     NET ASSET VALUE
     End of period                                              $    17.37
                                                                ----------

     Ratios/Supplemental Data
     Total return(diamond)                                           (1.14)%

     Ratio of total expenses
     to average net assets                                          0.81%!

     Ratio of net investment
     income (loss) to average
     net assets                                                     1.50%!

     Portfolio turnover rate                                        65.3%!

     Net assets, end of period
     (in thousands)                                             $       10

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        !  Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------
Unaudited                                                   June 30, 2000

Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands

Common Stocks  94.4%

FINANCIAL  17.6%

Bank and Trust  7.3%

AmSouth                                                 374,200   $    5,894

Bank of America                                         150,000        6,450

Bank One                                                300,000        7,969

Firstar                                                 365,925        7,707

Huntington Bancshares                                   220,000        3,486

KeyCorp                                                 300,000        5,287

Mellon Financial                                        210,000        7,652

Summit Bancorp                                          250,000        6,156

Washington Mutual                                       350,000       10,106

                                                                      60,707

Insurance  8.6%

Allstate                                                300,000        6,675

Aon                                                     325,000       10,095

Chubb                                                   150,000        9,225

Hartford Financial Services Group                       250,000       13,985

Loews                                                   170,000       10,200

PartnerRe Holdings                                      275,000        9,745

SAFECO                                                  150,000        2,986

UNUMProvident                                           425,000        8,527

                                                                      71,438

Financial Services  1.7%

Citigroup                                               150,000        9,037

Fannie Mae                                              100,000        5,219

                                                                      14,256

Total Financial                                                      146,401


UTILITIES  4.6%

Telephone  3.6%

AT&T                                                    300,000        9,487

Centurytel                                              300,000        8,625

Sprint                                                  225,000       11,475

                                                                      29,587

Electric Utilities  1.0%

Niagara Mohawk *                                        600,000   $    8,363

                                                                       8,363

Total Utilities                                                       37,950


CONSUMER NONDURABLES  14.9%

Cosmetics  1.4%

Gillette                                                325,000       11,355

                                                                      11,355

Beverages  0.8%

Coca-Cola Enterprises                                   400,000        6,525

                                                                       6,525

Food Processing  0.8%

McCormick                                               200,000        6,500

                                                                       6,500

Hospital Supplies/Hospital Management  2.7%

Becton, Dickinson                                       350,000       10,041

Hillenbrand Industries                                  400,000       12,525

                                                                      22,566

Pharmaceuticals  1.4%

American Home Products                                  200,000       11,750

                                                                      11,750

Health Care Services  1.5%

Aetna                                                   200,000       12,837

                                                                      12,837

Miscellaneous Consumer Products  6.3%

Fortune Brands                                          250,000        5,766

Harcourt General                                        100,000        5,438

Hasbro                                                  550,000        8,284

Seagram                                                 175,000       10,150

Stanley Works                                           450,000       10,687

Textron                                                 150,000        8,147

UST                                                     250,000        3,672

                                                                      52,144

Total Consumer Nondurables                                           123,677


CONSUMER SERVICES  15.6%

Restaurants  1.0%

Tricon Global Restaurants *                             300,000   $    8,475

                                                                       8,475

General Merchandisers  2.2%

Dillards                                                500,000        6,125

May Department Stores                                   140,000        3,360

Neiman Marcus Group *                                   300,000        9,056

                                                                      18,541

Specialty Merchandisers  4.2%

Nordstrom                                               350,000        8,444

Safeway *                                               250,000       11,281

Toys "R" Us *                                           650,000        9,465

Tupperware                                              250,000        5,500

                                                                      34,690

Entertainment and Leisure  2.1%

Disney                                                  200,000        7,763

Hilton                                                1,000,000        9,375

                                                                      17,138

Media and Communications  4.9%

Chris-Craft                                             108,385        7,160

Comcast (Class A Special) *                             300,000       12,159

Dun & Bradstreet                                        225,000        6,441

R.R. Donnelley                                          350,000        7,897

Viacom (Class B) *                                      108,500        7,398

                                                                      41,055

Printing and Publishing  1.2%

Reed International (GBP)                              1,100,000        9,579

                                                                       9,579

Total Consumer Services                                              129,478


CONSUMER CYCLICALS  5.4%

Automobiles and Related  2.4%

Dana                                                    350,000        7,416

Eaton                                                    75,000        5,025

Ford Motor                                              100,000        4,300

ITT Industries                                          100,000        3,037

Visteon                                                  13,093   $      159

                                                                      19,937

Building and Real Estate  1.6%

Starwood Hotels & Resorts Worldwide, REIT               400,000       13,025

                                                                      13,025

Miscellaneous Consumer Durables  1.4%

Black & Decker                                          300,000       11,794

                                                                      11,794

Total Consumer Cyclicals                                              44,756


TECHNOLOGY  8.7%

Electronic Components  0.3%

Motorola                                                100,000        2,906

                                                                       2,906

Information Processing  1.8%

COMPAQ Computer                                         350,000        8,947

Unisys *                                                400,000        5,825

                                                                      14,772

Aerospace and Defense  4.7%

Allegheny Technologies                                  337,500        6,075

Honeywell International                                 300,000       10,106

Lockheed Martin                                         550,000       13,647

Rockwell International                                  300,000        9,450

                                                                      39,278

Office Automation  1.9%

Ceridian *                                              400,000        9,625

Xerox                                                   300,000        6,225

                                                                      15,850

Total Technology                                                      72,806


CAPITAL EQUIPMENT  1.6%

Electrical Equipment  0.6%

Hubbell (Class B)                                       200,000        5,100

                                                                       5,100

Machinery  1.0%

Cooper Industries                                       250,000        8,141

                                                                       8,141

Total Capital Equipment                                               13,241


BUSINESS SERVICES AND
TRANSPORTATION  9.5%

Airlines  1.2%

Delta                                                   200,000   $   10,112

                                                                      10,112

Computer Service and Software  2.1%

BMC Software *                                          200,000        7,294

Galileo International                                   200,000        4,175

NCR *                                                   150,000        5,840

                                                                      17,309

Transportation Services  1.5%

CNF Transportation                                      250,000        5,688

Ryder System                                            350,000        6,628

                                                                      12,316

Miscellaneous Business Services  2.2%

H&R Block                                               250,000        8,094

ServiceMaster                                           100,000        1,137

Waste Management                                        500,000        9,500

                                                                      18,731

Railroads  2.5%

Canadian Pacific                                        350,000        9,166

Norfolk Southern                                        400,000        5,950

Union Pacific                                           150,000        5,578

                                                                      20,694

Total Business Services and Transportation                            79,162


ENERGY  5.7%

Energy Services  0.7%

Baker Hughes                                            187,000        5,984

                                                                       5,984

Integrated Petroleum - Domestic  1.9%

Amerada Hess                                            175,000       10,806

USX-Marathon                                            200,000        5,013

                                                                      15,819

Exploration and Production  1.8%

Burlington Resources                                    225,000        8,606

Pure Resources                                          200,000        6,625

                                                                      15,231

Integrated Petroleum - International  1.3%

BP Amoco ADR                                            184,666   $   10,445

                                                                      10,445

Total Energy                                                          47,479


PROCESS INDUSTRIES  7.3%

Diversified Chemicals  2.8%

Cabot                                                   400,000       10,900

Hercules                                                450,000        6,328

W. R. Grace *                                           475,000        5,759

                                                                      22,987

Specialty Chemicals  2.6%

Great Lakes Chemical                                    418,800       13,192

Pall                                                    450,000        8,325

                                                                      21,517

Paper and Paper Products  0.9%

Fort James                                              325,000        7,516

                                                                       7,516

Forest Products  1.0%

Georgia Pac Timber                                      250,000        5,406

Louisiana-Pacific                                       275,000        2,991

                                                                       8,397

Total Process Industries                                              60,417


BASIC MATERIALS  2.4%

Metals  0.8%

Phelps Dodge                                            175,000        6,508

                                                                       6,508

Mining  0.9%

Newmont Mining                                          350,000        7,569

                                                                       7,569

Miscellaneous Materials  0.7%

Crown Cork & Seal                                       400,000        6,000

                                                                       6,000

Total Basic Materials                                                 20,077


MISCELLANEOUS  1.1%

Conglomerates  1.1%

Berkshire Hathaway (Class A) *                              175   $    9,415

Total Miscellaneous                                                    9,415

Total Common Stocks (Cost $866,448)                                  784,859

Short-Term Investments  5.9%

Money Market Funds  5.9%

Reserve Investment Fund, 6.68% #                     49,432,475       49,432

Total Short-Term Investments (Cost  $49,432)                          49,432


Total Investments in Securities

100.3% of Net Assets (Cost $915,880)                              $  834,291

Other Assets Less Liabilities                                         (2,883)

NET ASSETS                                                        $  831,408
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $    6,141

Accumulated net realized gain/loss -
net of distributions                                                  51,809

Net unrealized gain (loss)                                           (81,589)

Paid-in-capital applicable to 47,889,655
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         855,047

NET ASSETS                                                        $  831,408
                                                                  ----------

NET ASSET VALUE PER SHARE

Value shares
  ($831,397,988/47,889,086 shares outstanding)                    $    17.36
                                                                  ----------

Value Advisor Class shares
  ($9,883/569 shares outstanding)                                 $    17.37
                                                                  ----------

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
 GBP  British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                  6 Months
                                                                     Ended
                                                                   6/30/00

   Investment Income (Loss)

   Income
     Dividend                                                   $    8,253
     Interest                                                        1,285

     Total income                                                    9,538

   Expenses
     Investment management                                           2,683
     Shareholder servicing
     Value shares                                                      878
     Value Advisor Class shares                                         --
     Custody and accounting                                             61
     Prospectus and shareholder reports
       Value shares                                                     52
       Value Advisor Class shares                                       --
     Registration                                                       28
     Legal and audit                                                    14
     Directors                                                           4
     Miscellaneous                                                       5

     Total expenses                                                  3,725
     Expenses paid indirectly                                           (1)

     Net expenses                                                    3,724

   Net investment income (loss)                                      5,814

   Realized and Unrealized Gain (Loss)

   Net realized gain (loss)
     Securities                                                     29,710
     Foreign currency transactions                                      21
     Net realized gain (loss)                                       29,731

   Change in net unrealized gain or loss
     Securities                                                    (47,123)
     Other assets and liabilities
     denominated in foreign currencies                                  (1)

     Change in net unrealized gain or loss                         (47,124)

   Net realized and unrealized gain (loss)                         (17,393)

   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                       $  (11,579)
                                                                ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                6 Months                Year
                                                   Ended               Ended
                                                 6/30/00            12/31/99

   Increase (Decrease) in Net Assets

   Operations
     Net investment income (loss)              $   5,814           $   9,671
     Net realized gain (loss)                     29,731              87,539

     Change in net
     unrealized gain or loss                     (47,124)            (38,582)

     Increase (decrease) in net
     assets from operations                      (11,579)             58,628

   Distributions to shareholders
     Net investment income
       Value shares                                   --              (9,204)

     Net realized gain
       Value shares                                   --             (95,424)

     Decrease in net assets
     from distributions                               --            (104,628)

   Capital share transactions *
     Shares sold
       Value shares                              238,769             468,108
       Value Advisor Class shares                     10                  --

     Increase in net assets
     from shares sold                            238,779             468,108
     Distributions reinvested
       Value shares                                   --              96,937
     Shares redeemed
       Value shares                             (247,211)           (442,140)

     Increase (decrease) in net assets
     from capital share transactions              (8,432)            122,905

   Net Assets

   Increase (decrease) during period             (20,011)             76,905
   Beginning of period                           851,419             774,514

   End of period                               $ 831,408           $ 851,419
                                               ---------           ---------

   *Share information
     Shares sold
       Value shares                               13,873              23,992
       Value Advisor Class shares                      1                  --
     Distributions reinvested
       Value shares                                   --               5,545
     Shares redeemed
       Value shares                              (14,640)            (23,188)

     Increase (decrease) in
     shares outstanding                             (766)              6,349

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund has two classes of shares-Value, offered since September 30, 1994, and Value Advisor Class, first offered on March 31, 2000. Value Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class. The fund seeks long-term capital appreciation and, secondarily, income by investing primarily in common stocks that are believed to be undervalued.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Class Accounting The Value Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $250,400,000 and $254,786,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $915,880,000. Net unrealized loss aggregated $81,589,000 at period-end, of which $63,495,000 related to appreciated investments and $145,084,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $472,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Value Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2003, Value Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $767,000 for the six months ended June 30, 2000, of which $163,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $1,283,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132-Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person-Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking-Available on most fixed-income funds ($500 minimum).

     Automatic Investing-From your bank account or paycheck.

     Automatic Withdrawal-Scheduled, automatic redemptions.

     Distribution Options- Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services-Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments-Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement-Overview of all your accounts with T. Rowe Price.

     Shareholder Reports-Fund managers' reviews of their strategies and results.

     T. Rowe Price Report-Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update-Quarterly review of all T. Rowe Price fund results.

     Insights-Educational reports on investment strategies and financial markets.

     Investment Guides-Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access


For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square



"T. Rowe Price Invest With Confidence"(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F07-051  6/30/00